UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 1, 2023
Date of Report (date of earliest event reported)

STEPSTONE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39510		84-3868757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

277 Park Avenue, 45th Floor	New York,	NY	10172
(Address of Principal Executive Offices)			(Zip Code)
(212) 351-6100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 6, 2023, StepStone Group Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.
The information included in, or furnished with, this Item 2.02 of the report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2023, Johnny Randel notified the Board of Directors (the “Board”) of the Company of his decision to retire as the Company’s Chief Financial Officer, effective December 31, 2023. In connection with Mr. Randel’s notice of retirement, also on November 1, 2023, the Board appointed Mr. David Park, the Company’s current Chief Accounting Officer, to succeed Mr. Randel as the Company’s Chief Financial Officer, effective January 1, 2024.
The Board also elected Mr. Anthony Keathley, the Company’s current Managing Director of Financial Reporting and Consolidation, to succeed Mr. Park as the Company’s Chief Accounting Officer, effective January 1, 2024. In this role, Mr. Keathley will assume duties of the Company’s “principal accounting officer.”
David Y. Park, 50, has served as the Company’s Chief Accounting Officer since November 2019 and has served as Chief Accounting Officer of StepStone Group LP, a Delaware limited partnership (the “Partnership”), since July 2019. Prior to joining the Company in 2019, Mr. Park was with Oaktree Capital Management, L.P., a global alternative investment management firm, since 2012, last serving as the head of corporate accounting, policy and reporting. Prior to Oaktree, he has held senior-level roles in accounting and financial reporting at Jacuzzi Group Worldwide and ViewSonic Corporation. Mr. Park began his career with PricewaterhouseCoopers in the assurance and business advisory practice. Mr. Park received his B.A. in Economics from the University of California at Irvine and Master of Accounting from the University of Southern California. Mr. Park is a licensed certified public accountant in the state of California.
Anthony Keathley, 42, has served as the Company’s Managing Director of Financial Reporting and Consolidations since January 2023. Prior to this role, Mr. Keathley served as the Company’s Director of Financial Reporting and Consolidations (between January 2021 and January 2023), as the Company’s Vice President of Financial Reporting and Consolidations (between January 2020 and January 2021) and as the Company’s Manager of Financial Reporting and Consolidations (between April 2018 and January 2020). Prior to joining the Company, Mr. Keathley worked as a financial controller at both for-profit and nonprofit organizations from 2015 to 2018. From 2011 to 2015, Mr. Keathley served in financial reporting and technical accounting roles at Bridgepoint Education (now Zovio Inc.) and CareFusion Corporation (prior to being acquired by Becton, Dickinson and Company), both publicly held companies. From 2006 to 2010, Mr. Keathley served in the assurance services practice of Ernst and Young LLP. Mr. Keathley received his B.S. in Finance from Oral Roberts University. He is a licensed certified public accountant in the state of California.
In connection with Mr. Keathley’s appointment as the Company’s Chief Accounting Officer, Mr. Keathley is expected to enter into an indemnification agreement with the Company, substantially in the form previously filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1, filed on August 24, 2020 (Registration No. 333-248313). There are no arrangements or understandings between each of Messrs. Park and Keathley and any other persons pursuant to which each of Messrs. Park and Keathley was appointed to their officer roles. In addition, there are no family relationships between each of Messrs. Park and Keathley and any director or executive officer of the Company, and there are no transactions involving any of Messrs. Park and Keathley requiring disclosure under Item 404(a) of Regulation S-K.
Also on November 1, 2023, the Board, in consideration of Mr. Randel’s services to the Company, determined that it was appropriate to treat his retirement as a “Retirement” for purposes of Mr. Randel’s outstanding restricted stock units and carried interest awards.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on November 6, 2023 regarding the matters noted in Items 5.02 above. A copy of the press release is attached to this report as Exhibit 99.2.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of StepStone Group Inc. dated November 6, 2023 regarding financial results
99.2	Press Release of StepStone Group Inc. dated November 6, 2023 regarding management changes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPSTONE GROUP INC.

Date: November 6, 2023	By:	/s/ Johnny D. Randel
Johnny D. Randel
Chief Financial Officer
(Principal Financial Officer and Authorized Signatory)